UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 2, 2017

                    Creative Waste Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-140299	98-0425627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1440 NW 1st Court, Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561)-943-5970

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 2, 2017, Creative Waste Solutions, Inc. (the “Company”) entered into a membership purchase agreement, (the "Agreement") with Florida based Creative Land Management, LLC ("CLM"). Pursuant to the agreement, the Company will acquire 100% of the membership interests of CLM, contingent up raising sufficient funds, in exchange for a purchase price of $2,600,000 payable as follows:

A.	$25,000 non-refundable deposit;

B.	$25,000 non-refundable deposit on or before September 1, 2017

C.	$1,600,000 upon seller financing with security interest on the terms further specified in the Agreement; and

D.	$950,000,000 in cash, which does not include the Company’s closing costs.

Prior to August 2, 2017, the Company had no interaction, other than the negotiation of the aforementioned purchase, with Creative Land Management, LLC.

Item 9.01 Financial Statements and Exhibits.

10.1.	Membership Purchase Agreement, by and between Creative Waste Solutions, Inc. and Creative Land Management, dated August 2, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Waste Solutions, Inc.

Date: August 7, 2017	By:	/s/ Jared Robinson
Jared Robinson
President and Director

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